EXHIBIT 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED VOTING AGREEMENT
This First Amendment to Amended and Restated Voting Agreement (this “Amendment”) is entered into on August 1, 2022 (“Effective Date”), by and among Earthstone Energy, Inc., a Delaware corporation (“Earthstone”), Warburg Pincus Private Equity (E&P) XI-A, L.P., a Delaware limited partnership, Warburg Pincus XI (E&P) Partners-A, L.P., a Delaware limited partnership, WP IRH Holdings, L.P., a Delaware limited partnership, Warburg Pincus XI (E&P) Partners-B IRH, LLC, a Delaware limited liability company, Warburg Pincus Energy (E&P)-A, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-A, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-B IRH, LLC, a Delaware limited liability company, WP Energy Partners IRH Holdings, L.P., a Delaware limited partnership, WP Energy IRH Holdings, L.P., a Delaware limited partnership, WP Energy Chisholm Holdings, L.P., a Delaware limited partnership, WP Energy Partners Chisholm Holdings, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-B Chisholm, LLC, a Delaware limited liability company, Warburg Pincus Private Equity (E&P) XII (A), L.P., a Delaware limited partnership, WP XII Chisholm Holdings, L.P., a Delaware limited partnership, Warburg Pincus XII (E&P) Partners-2 Chisholm, LLC, a Delaware limited liability company, Warburg Pincus Private Equity (E&P) XII-D (A), L.P., a Delaware limited partnership, Warburg Pincus Private Equity (E&P) XII-E (A), L.P., a Delaware limited partnership, Warburg Pincus XII (E&P) Partners-1, L.P., a Delaware limited partnership, and WP XII (E&P) Partners (A), L.P., a Delaware limited partnership (collectively, the “Warburg Parties”), and EnCap Investments L.P., a Delaware limited partnership (“EnCap” and, collectively with the Warburg Parties, the “Stockholders”). Earthstone, the Warburg Parties and EnCap are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS:
WHEREAS, Earthstone, the Warburg Parties and EnCap entered into that certain Amended and Restated Voting Agreement, dated as of February 15, 2022 (as amended from time to time, the “Voting Agreement”) (capitalized terms used herein but not defined in this Amendment shall have the meanings ascribed to them in the Voting Agreement); and
WHEREAS, the Parties desire to amend the Voting Agreement as set forth herein, as of the Effective Date;
NOW, THEREFORE, for and in consideration of the promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:
1.    Board Designation Rights. Section 3 of the Voting Agreement is hereby deleted in its entirety and replaced with “Reserved”.
2.    Additional Covenants of Stockholders. Section 4(a)(i) of the Voting Agreement is hereby deleted in its entirety and replaced with the following:
“(i) each of the Parties (other than Earthstone) agrees that, provided that Earthstone is not in breach of its obligations under this Agreement, at any meeting of the stockholders of Earthstone (the “Public Stockholders”), however called, or at any adjournment or postponement thereof, or in connection with any written consent of the Public Stockholders or in any other circumstances upon which a vote, consent or other approval of all or some of the Public Stockholders is sought solely with respect to the matters described in this Section 4, such Party shall vote (or cause to be voted) or execute (or cause to be executed) consents with respect to, as applicable, all of the Common Stock (or other equity securities of Earthstone) owned (beneficially or of record) by such Party (or its Affiliates) as of the applicable record date in favor of (FOR) the election of the persons named in Earthstone’s proxy statement as the Board’s nominees for election as Directors, and against any other nominees;”

3.    Certain Covenants. Section 5(a) of the Voting Agreement is hereby deleted in its entirety and replaced with the following:
“(a) On January 6, 2021, the Board duly approved resolutions (the “Board Resolution”) (i) renouncing any interest or expectancy of Earthstone in, or in being offered an opportunity to participate in, any business opportunities that are presented to a nominee designated by the Warburg Parties to be nominated as a director on the Board in accordance with this Agreement (a “Designated Director”) or to any of the Warburg Parties or any of their respective Affiliates (the “Warburg Entities”), (ii) waiving any obligation on the part of any Designated Director to present any such business opportunity to Earthstone, in each case pursuant to Section 122(17) of the Delaware General Corporation Law and (iii) approving an amendment to the Code of Business Conduct and Ethics of Earthstone to include the Warburg Parties and their respective Affiliates as “Investor Parties” thereunder. For the avoidance of doubt, the Warburg Entities and any Designated Director shall be entitled to and may have business interests and engage in business activities in addition to those relating to Earthstone and its subsidiaries, including business interests and activities in direct competition with Earthstone and its subsidiaries. Neither Earthstone nor any of its subsidiaries shall have any rights by virtue of this Agreement in any business ventures of any Warburg Entity or any Designated Director. For so long as this Agreement is in effect, Earthstone shall not, and shall not permit the Board to, rescind or retract the Board Resolution, or take any other action that would reduce or eliminate the renunciation.”
4.    Termination. Section 8 is hereby amended by adding the following to the end of Section 8:
“The term “Permitted Transferee” means an Affiliate of any of the Warburg Parties so long as such transferee executes a joinder agreement in the form of Exhibit A hereto (a “Joinder”).”
5.    Assignment. Section 10(a) of the Voting Agreement is hereby deleted in its entirety and replaced with the following:
“(a) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.”
6.    Director Resignation. Section 10(o) of the Voting Agreement is hereby deleted in its entirety and replaced with “Reserved”.
7.    Continuation of Voting Agreement. From and after the date of this Amendment, all references to the Voting Agreement set forth herein or in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Voting Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time by the Parties. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Voting Agreement except as expressly set forth herein. As amended hereby, all of the terms and provisions of the Voting Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.
8.    Incorporation. The Parties acknowledge and agree that this Amendment shall be governed by the terms of Section 10, as modified herein, and such provisions shall be incorporated herein, mutatis mutandis.

9.    Compliance with Voting Agreement. The Parties acknowledge and agree that this Amendment complies with the requirements to amend or modify the Voting Agreement, as stated in Section 10(c) of the Voting Agreement.
10.    Counterparts. This Amendment may be executed and delivered (including by email transmission) in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment and all of which, when taken together, shall be deemed to constitute one and the same agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date set forth above.
EARTHSTONE:
EARTHSTONE ENERGY, INC.
By: /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: President and Chief Executive Officer
Signature Page to
First Amendment to Amended and Restated Voting Agreement

WARBURG PARTIES:

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A, L.P.
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)
PARTNERS-B IRH, LLC
By:    Warburg Pincus Energy (E&P) Partners-B, L.P.,
its managing member
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A, L.P.
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-B
IRH, LLC
By:    Warburg Pincus XI (E&P) Partners-B, L.P.,
its managing member
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Signature Page to
First Amendment to Amended and Restated Voting Agreement

WARBURG PINCUS ENERGY (E&P)-A, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)
PARTNERS-A, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS IRH HOLDINGS, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY IRH HOLDINGS, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Signature Page to
First Amendment to Amended and Restated Voting Agreement

WP IRH HOLDINGS, L.P.
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B CHISHOLM, LLC
By:     Warburg Pincus Energy (E&P) Partners-B, L.P., its managing member
By:     Warburg Pincus (E&P) Energy GP, L.P., its general partner
By:     Warburg Pincus (E&P) Energy LLC, its general partner
By:     Warburg Pincus Partners II (US), L.P., its managing member
By:     Warburg Pincus & Company US, LLC, its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY CHISHOLM HOLDINGS, L.P.
By:     Warburg Pincus (E&P) Energy GP, L.P., its general partner
By:     Warburg Pincus (E&P) Energy LLC, its general partner
By:     Warburg Pincus Partners II (US), L.P., its managing member
By:     Warburg Pincus & Company US, LLC, its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS CHISHOLM HOLDINGS, L.P.
By:     Warburg Pincus (E&P) Energy GP, L.P., its general partner
By:     Warburg Pincus (E&P) Energy LLC, its general partner
By:     Warburg Pincus Partners II (US), L.P., its managing member
By:     Warburg Pincus & Company US, LLC, its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Signature Page to
First Amendment to Amended and Restated Voting Agreement

Warburg Pincus Private Equity (E&P) XII (A), L.P.
By:     Warburg Pincus (E&P) XII, L.P., its general partner
By:     Warburg Pincus (E&P) XII LLC, its general partner
By:     Warburg Pincus Partners II (US), L.P., its managing member
By:     Warburg Pincus & Company US, LLC, its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP XII Chisholm Holdings, L.P.
By:     Warburg Pincus (E&P) XII, L.P., its general partner
By:     Warburg Pincus (E&P) XII LLC, its general partner
By:     Warburg Pincus Partners II (US), L.P., its managing member
By:     Warburg Pincus & Company US, LLC, its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Warburg Pincus XII (E&P) Partners-2 Chisholm, LLC
By:     Warburg Pincus XII (E&P) Partners-2, L.P., its managing member
By:     Warburg Pincus (E&P) XII, L.P., its general partner
By:     Warburg Pincus (E&P) XII LLC, its general partner
By:     Warburg Pincus Partners II (US), L.P., its managing member
By:     Warburg Pincus & Company US, LLC, its general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Warburg Pincus Private Equity (E&P) XII-D (A), L.P.
By:     Warburg Pincus (E&P) XII, L.P., its general
partner
By:     Warburg Pincus (E&P) XII LLC, its general
partner
By:     Warburg Pincus Partners II (US), L.P., its
managing member
By:     Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Signature Page to
First Amendment to Amended and Restated Voting Agreement

Warburg Pincus Private Equity (E&P) XII-E (A), L.P.
By:     Warburg Pincus (E&P) XII, L.P., its general
partner
By:     Warburg Pincus (E&P) XII LLC, its general
partner
By:     Warburg Pincus Partners II (US), L.P., its
managing member
By:     Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XII (E&P) PARTNERS-1, L.P.
By:     Warburg Pincus (E&P) XII, L.P., its general
partner
By:     Warburg Pincus (E&P) XII LLC, its general
partner
By:     Warburg Pincus Partners II (US), L.P., its
managing member
By:     Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP XII (E&P) Partners (A), L.P.
By:     Warburg Pincus (E&P) XII, L.P., its general
partner
By:     Warburg Pincus (E&P) XII LLC, its general
partner
By:     Warburg Pincus Partners II (US), L.P., its
managing member
By:     Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Signature Page to
First Amendment to Amended and Restated Voting Agreement

ENCAP:
ENCAP INVESTMENTS L.P.
By:    EnCap Investments GP, L.L.C.,
its general partner
By: /s/ Craig Friou
Name: Craig Friou
Title: Chief Financial Officer
Signature Page to
First Amendment to Amended and Restated Voting Agreement